August 11, 2021

Oppenheimer Virtual Conference

Lee D. Rudow
President and CEO

Mark A. Doheny
Chief Financial Officer

TRANSCAT Trust in every measure

Nasdaq: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "aims" and other similar words. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the impact of potential longer term inflation and labor shortages, the commercialization of software projects, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

TRANSCAT® Trust in every measure

A Leader in the Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Leverage technology to increase productivity
- ✓ Long-term operating earnings expected to grow faster than revenue
- ✓ Distribution segment differentiates with cross-segment synergies
- ✓ Strong demonstrated leadership
- ✓ Executing acquisition strategy

Market Capitalization	$467 million	Average Daily Volume (3 mo.)		32,021
52-Week Price Range	$26.05- $65.40	Common Shares Outstanding		7.5 million
Recent Price	$62.59	Ownership:	Institutions	78%
			Insiders	7%

Market data as of August 3, 2021 [Source: S&P Capital IQ]; ownership as of most recent filing

Two Complementary Segments



Service

- Solid organic growth with a focus on regulated industries, including Life Science
- Recurring revenue stream
- **Driven by regulation and the high cost of failure**
- Strong operating leverage



Distribution

- New test equipment
- Rentals and used equipment
- **Leads for Service segment**
- Strong cash generation

-Now own www.pipettes.com

FY21

Revenue: $173.3M

(Service 58%, Distribution 42%)

✓ **Unique value proposition**

✓ **Leverage between segments**

Strategic Plan Pillars



Organic Service Growth

Mid- to high-single digit growth



Acquired Growth

To drive double-digit Service growth



Leverage Distribution

Lead generation



Leverage Technology

Improve process and productivity to enhance margins

Right strategies and leadership to succeed

Flexible Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ Client-based lab
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery


Ottawa
Montreal
Portland
Boston
Hopkinton
Toronto
Rochester
Milwaukee
Pittsburgh
Philadelphia
Harrisburg
Ft. Wayne
Dayton
Richmond
Chesapeake
Denver
St. Louis
Charlotte
Los Angeles
San Diego
Phoenix
Houston
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

TRANSCAT® Trust in every measure

Client-Based Laboratories ("CBL")

20 Locations Serving Customer Tailored Needs, Full Time At Their Location


Medical Device
Pharma
Medical Device
Rochester
Medical Device
Medical Device
Pharma
Pharma / Pharma
Pharma
Medical Device
Pharma
Pharma
Pharma
Pharma
Aerospace & Defense
Aerospace & Defense
Medical Device
Pharma
Medical Device
Medical Device
Map Legend
Transcat Headquarters
Transcat Client-Based Lab (CBL)

Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



5%	Chemical/Process
6%	Energy/Utilities
11%	Aerospace/Defense
11%	Services
15%	Industrial
4%	Other
48%	Life Science / FDA-regulated

MERCK Parker CONMED Johnson & Johnson

** Company estimates*

Taking Market Share

$1.6 Billion Addressable Calibration Services Market[1]


25%
OEMs
41%
3rd Party Service Providers
34%
In-house Laboratories

Market Share by Revenue for 3rd Party Service Providers[2]


Transcat 17%
15%
14%
10%
20% (fragmented)
24% (fragmented)
Transcat
Tektronix
Trescal
SIMCO Electronics
Regionals ($5M-$15M)
Others (highly fragmented; $500k-$5M annual revenue)

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Financial Results

TRANSCAT® Trust in every measure

Consolidated Results

($ in millions)



Revenue
$143.9
$155.1
$160.9
$173.1
$173.3
$182.2
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM



Operating Income
$7.9
$9.0
$10.2
$10.8
$11.1
$13.8
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Distribution   Service

Service Segment Driving Strong Results

($ in millions)

Service Revenue


$36.4
Inflection Point
FY 2012
$71.1
$77.4
$84.0
$93.0
$101.3
$105.9
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Service Operating Income & Margin


$(0.2)
FY 2012
$4.8
6.7%
$5.2
6.7%
$5.2
6.2%
$5.7
6.1%
$10.4
10.3%
$12.3
11.6%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

20% total revenue growth in Q1 FY22, 16.6% organic growth

Capturing share in highly-regulated end markets, including Life Sciences

Enhanced margin profile:

- Gross margin of 31.8% in Q1 FY22, up 540 basis points vs. prior year
- Driven by operating leverage on organic growth and strong technician productivity

Distribution Supports Growth Strategy

($ in millions)

Distribution Sales


$72.8
$77.7
$76.9
$80.1
$72.1
$76.4
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Distribution Operating Income & Margin


$3.2
4.4%
$3.9
5.0%
$5.0
6.5%
$5.2
6.5%
$0.6
0.9%
$1.5
2.0%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Business recovering; 27% organic growth in Q1 FY22

Improving order trends and easier comparison to a COVID-19 impacted prior year

Gross Margin expanded 260 basis points to 23.6% in Q1 FY22 on favorable sales mix

Strong Cash Generation

($ in millions)

Net Income and Diluted EPS


$4.5
$5.9
$7.1
$8.1
$7.8
$10.7
$0.64
$0.81
$0.95
$1.08
$1.03
$1.41
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Adjusted EBITDA[1] and Margin


$14.5
$16.4
$17.8
$18.4
$20.6
$23.2
10.1%
10.6%
11.1%
10.6%
11.9%
12.7%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 TTM

Net income improvement driven by improved operating performance

Tax rate expectations[2]

Fiscal 2022: 16% to 18%

(includes Federal, various state, and Canadian income taxes)

Adjusted EBITDA of $6.1 million in Q1 FY22, up 75% from prior year and improving TTM EBITDA to $23.2 million

[1] See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2022 tax rate expectations provided as of July 27, 2021

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt

% - Debt to Total Capitalization


$27.3
$22.9
$21.0
$30.3
$19.6
$22.2
38.6%
30.8%
26.0%
31.1%
20.7%
22.5%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22

0.96x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA[1])*

Amended credit facility on July 7, 2021 for certain terms and an increased revolving line of credit from $40 million to $80 million

Capital expenditures primarily focused on technology, Service segment capabilities, including automation, and rental pool assets

Capital Expenditures


$5.9
$7.0
$6.6
$6.6
$7.5 - $8.5[2]
FY 2018
FY 2019
FY 2020
FY 2021
Q1 FY22 YTD

Cash Flow from Operations


$7.5
$9.9
$12.6
$11.6
$23.6
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021

[1] See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2022 CapEx expectation provided on July 27, 2021

Growth Strategy

TRANSCAT Trust in every measure

What makes Transcat Unique

Why We Win…


FOR RENT
USED

Rental & Used Instruments

Lead Generation
For Service Segment

Core Distribution
50 years – Strong Brands and Name Recognition

Certifications of New Equipment

Service Growth
- Calibration
- Validation & Analytical
- Consulting

Leverage Technology as a Competitive Advantage


TRANSCAT®
Trust in every measure

Digital Transformation

With industry leading web domain authority

Proprietary “C3”

Portal for customer asset management

Operational Excellence

Productivity focus
Lean/best practices
Process automation
Better customer experience

Our C3 Advantage


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Revision 2.1.0
Published 11/2/2017
Dashboard
Default
TRANSCAT
Trust in every measure
14764
Assets
2196
In Process Orders
31616
Service Orders Not Signed
61638
Completed Orders
12 Month Service History
Failure / Return to Customer
In Tolerance
Out Of Tolerance
Repair*
Limited Cal
6279
Assets Overdue For Service
84
Assets Due In Current Month
272
Assets Due Next Month
747
Assets Due In 2 To 3 Months
0 Notifications
2028
OOT Case Management
Assets Due for Service
0
Reports
Current Asset Status
Admin
Transcat Admin

Proprietary "C3"
Portal for customer asset management

Drive Double-Digit Service Growth

Our focus on Life Science sector

Dominate our local markets

Take market share from 3rd party providers and OEMs

Outsourcing of in-house labs

Continued expansion of pipettes, RF microwave and high-end electronics capabilities

Expanded fleet of mobile calibration labs


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Look for minimum 15% IRR

Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Upstate Metrology			✓
BioTek Services, Inc.	✓	✓	✓
TTE Laboratories (pipettes.com)		✓	✓
Infinite Integral Solutions (CalTree software)		✓	
Gauge Repair Service		✓	✓







Outlook*

Q2 FY 2022

Service segment: expect organic revenue growth to be similar to what we achieved in the trailing first quarter fiscal 2022; more modest improvement in gross margin compared to the last several quarters due to a more difficult technician productivity comparison in second quarter

Distribution segment: expect to achieve high teens growth compared with prior year

Mid to Long Term Outlook

- Continued execution of our unique value proposition and our new customer pipeline positions us well for continued strong organic growth
- Expect to make technology investments in line with our strategic plan
- Acquisitions remain a key element of our strategic growth plan and we expect to see increased levels of opportunities

** Outlook provided as of July 27, 2021*

CALIBRATED BY TRANSCAT®

Supplemental Information

Trust in every measure

Executing Acquisition Strategy

FY 2019: Angel's Instrumentation, Inc. (ISO 17025 ACCREDITED); NBS Calibrations, Inc.

FY 2020: infinite integral solutions (A TRANSCAT COMPANY); GPRS Gauge Repair Service

FY 2021: BIOTEK SERVICES (A TRANSCAT Company); tte laboratories™ (Metrology-Driven Pipette Calibration™)

FY 2022: UpState Metrology (A TRANSCAT COMPANY)

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- 30+ years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Mark A. Doheny
Chief Financial Officer

- 20+ years of financial management, M&A, and strategic planning experience
- Joined in 2020

Marcy Bosley
Vice President of Service Sales

- 15+ years in calibration services sector
- Joined in 2019

Leanne E. Branham
Vice President of Service Operations

- 30+ years of operations, fulfillment and marketing experience
- Joined in 2019

James M. Jenkins
General Counsel and Vice President of Corporate Development

- Expertise in corporate governance, M&A, and general corporate law and securities law
- Joined in 2020; served as Transcat's outside general counsel since 2001

Jennifer J. Nelson
Vice President of Human Resources

- Comprehensive HR experience in different sectors
- Joined in 2012

Andrew J. Quaranto
Vice President of Information Technology

- Proven ability to leverage technology with infrastructure, cloud and software solutions
- Joined in 2017

Michael W. West
Vice President of Distribution & Marketing

- 15+ years of B2B distribution marketing and consulting expertise
- Joined in 2014


TRANSCAT

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022 Q1
Net Income	$ 5,922	$ 7,145	$ 8,067	$ 7,791	$ 3,688
+Interest Expense	1,018	903	934	850	189
+Other (Expense) / Income	60	91	186	241	6
+Tax Provision	2,026	2,090	1,663	2,191	(194)
Operating Income	$ 9,026	$ 10,229	$ 10,850	$ 11,072	$ 3,689
+Depreciation & Amortization	5,991	6,361	6,658	7,581	1,990
+Restructuring Expense	-	-	-	650	-
+Other (Expense) / Income	(60)	(91)	15	(241)	(6)
+Noncash Stock Compensation	1,411	1,327	884	1,513	437
Adjusted EBITDA	$ 16,368	$ 17,826	$ 18,407	$ 20,575	$ 6,110

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT® Trust in every measure

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022 Q1
Service Operating Income	$ 4,769	$ 5,158	$ 5,202	$ 5,672	$ 10,441	$ 2,974
+Depreciation & Amortization	4,660	4,397	4,754	4,929	5,597	1,488
+Restructuring Expense	-	-	-	-	349	-
+Other (Expense) / Income	(55)	(61)	(69)	(20)	(162)	(2)
+Noncash Stock Compensation	217	706	702	470	835	261
Service Adjusted EBITDA	$ 9,591	$ 10,200	$ 10,589	$ 11,051	$ 17,060	$ 4,721
Distribution Operating Income	$ 3,165	$ 3,868	$ 5,027	$ 5,178	$ 632	$ 715
+Depreciation & Amortization	1,524	1,594	1,607	1,729	1,983	502
+Restructuring Expense	-	-	-	-	301	-
+Other (Expense) / Income	4	1	(22)	35	(79)	(4)
+Noncash Stock Compensation	236	705	625	414	678	176
Distribution Adjusted EBITDA	$ 4,929	$ 6,168	$ 7,237	$ 7,356	$ 3,515	$ 1,389
Service	$9,591	$10,200	$10,589	$11,051	$17,060	$4,721
Distribution	$4,929	$6,168	$7,237	$7,356	$3,515	$1,389
Total Adjusted EBITDA	$14,520	$16,368	$17,826	$18,407	$20,575	$6,110

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.